UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2011 (February 17, 2011)
KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713/651-4300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On February 17, 2011, Key Energy Services, Inc., a Maryland corporation (the “Company”) announced its results for the quarter and year ended December 31, 2010. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference. The information contained in this Item 2.02 (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

99.1	Press release dated February 17, 2011 reporting results for the quarter and year ended December 31, 2010.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
Date: February 18, 2011	By:	/s/ KIMBERLY R. FRYE
Kimberly R. Frye
Senior Vice President and General Counsel

Exhibit Index

Exhibit
No.	Description

99.1	Press release dated February 17, 2011 reporting results for the quarter and year ended December 31, 2010.